                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    October 18, 2000
                                                      -----------------------


                                CROWN PAPER CO.
                                ---------------
             (Exact name of registrant as specified in its charter)



           Virginia                  33-93494                  54-1752385
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


         4445 Lake Forest Drive, Cincinnati OH                  45242
--------------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code    (513) 769-7555
                                                         --------------------


                                  Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events.

     See exhibit 99.1 for copy of news release.

Item 7. Financial Statements and Exhibits.

        (c)    Exhibits

        Exhibit No.                                   Description
----------------------------    ------------------------------------------------

            99.1 The Company announces the departure of the Chief Financial Officer and the naming of an Interim Chief Financial Officer.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CROWN PAPER CO.



October 25, 2000                      /s/ Kent A. Bates
                                     ------------------------------------
                                                       Kent A. Bates
                                           Vice President, Corporate Controller,
                                               and Chief Accounting Officer